Exhibit 32.1



CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



In connection with the Quarterly Report of Mid-Am Systems, Inc. (the "Company") on Form 10-QSB for the period ending September 30, 2004 (the "Report"), I, Cosmo Palmieri, President and a director of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:


      1) The Report fully complies with the requirement of Section 13(a) or 15 (d) of the Securities Exchange Act of 1934; and


      2) The information contained in the Report fairly presents, in all material respects, the Company's financial position and results of operations.


/s/ Cosmo Palmieri


Cosmo Palmieri, President and a director
November 15, 2004